IMPORTANT NOTICE REGARDING CHANGE IN NAME, TICKER SYMBOL,

INVESTMENT OBJECTIVE, INVESTMENT STRATEGY AND SUB-ADVISER

WISDOMTREE TRUST

WisdomTree International Dividend ex-Financials Fund (DOO)

(the “Fund”)

Supplement dated November 4, 2021

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and
Statement of Additional Information (“SAI”) for the Fund

The following information supplements and should be read in conjunction with the Fund’s Prospectuses and SAI.

At the recommendation of WisdomTree Asset Management, Inc., the Fund’s investment adviser (the “Adviser”), the Board of Trustees of the Trust, with respect to the Fund, has approved changes to the Fund’s name, ticker symbol, investment objective, investment strategies and sub-adviser. The change to the Fund’s sub-adviser, as noted below, is expected to go into effect on or about January 7, 2022. The changes to the Fund’s name, ticker symbol, investment objective and investment strategies are scheduled to go into effect on or about January 18, 2022. The Adviser and the Fund's new sub-adviser will use the intervening period to transition the Fund’s portfolio in preparation for the implementation of the Fund’s new investment objective and investment strategies. An information statement will be mailed to investors to provide additional information about the new sub-adviser and the terms of the new sub-advisory agreement.

	Current	New
Fund Name	WisdomTree International Dividend ex-Financials Fund (the “Fund”)	WisdomTree International AI Enhanced Value Fund (the “Fund”)
Ticker Symbol	DOO	AIVI
Investment Objective	The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Dividend ex-Financials Index (the “Index”).	The Fund seeks income and capital appreciation.
Investment Strategy

The Index is a fundamentally weighted index that is comprised of high dividend-yielding international common stocks outside the financials sector. Constituent companies are selected from the WisdomTree International Equity Index, which defines the dividend-paying universe of companies in the industrialized world, excluding Canada and the United States. The Index is comprised of the 10 highest dividend-yielding companies in each sector except financials, selected from the 300 largest companies by market value within the WisdomTree International Equity Index as of the annual Index screening date. To be eligible for inclusion in the Index, a company must meet the following criteria as of the annual Index screening date: (i) incorporation in one of 15 developed European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, or the United Kingdom), Israel, Japan, Australia, Hong Kong or Singapore; (ii) payment of at least $5 million in cash dividends on shares of common stock during the preceding annual cycle; (iii) market capitalization of at least $100 million; (iv) average daily dollar trading volume of at least $100,000 for the preceding three months; and (v) trading of at least 250,000 shares per month for each of the preceding six months.

The Fund is actively managed and seeks to achieve its investment objective by investing primarily in equity securities selected from a universe of developed market equities, excluding the United States and Canada, that exhibit value characteristics (the “Parent Universe”) based on the selection results of a proprietary, quantitative artificial intelligence (“AI”) model developed by Voya Investment Management Co., LLC (“Voya IM” or the “Sub-Adviser”). AI refers to the simulation of human intelligence by machines. Machine learning is a subset of AI that refers to a machine’s ability to learn and improve from experience automatically without being explicitly programmed.

To be eligible for inclusion in the Parent Universe, a company must (i) be listed on an eligible global stock exchange, (ii) have a market capitalization of at least $100 million, (iii) have an average daily volume of at least $100,000, and (iv) trade at least 250,000 shares per month for each of the preceding six months. The AI model analyzes a variety of inputs, including company fundamentals and market sentiment, to select equity securities within the Parent Universe that exhibit value characteristics. The AI model seeks to self-identify persistent patterns in company data to identify those it expects to outperform, based on current and historical data spanning more than 20 years, including structured (e.g., financials) and unstructured (e.g., press releases, news articles) data.

Current	New

Components in the Index are weighted by dividend yield at the time of the International Weighting Date (i.e., a component company’s weight in the Index is equal to its dividend yield divided by the sum of all the dividend yields for all the component companies in the Index.) A company’s dividend yield is determined by dividing the company’s dividend per share by its stock price per share. Companies with a higher dividend yield are more heavily weighted. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual screening date, is capped at 25% (with the exception of the real estate sector, which is capped at 15%); however, sector and/or country weights may fluctuate above the specified cap in response to market conditions and/or the application of volume factor adjustments. The Index methodology applies a volume factor adjustment to reduce a component security’s weight in the Index and reallocate the reduction in weight pro rata among the other securities if, as of the annual Index screening date, a component security no longer meets certain trading volume thresholds. WisdomTree Investments, Inc. (“WisdomTree Investments”), as Index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies within a sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, communication services, real estate and utilities. The financials sector is excluded from the Index. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries. As of June 30, 2021, companies in the materials sector comprised a significant portion of the Index.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

The equity securities selected by the AI model typically have a lower price-to-book ratio, a lower price-to-earnings ratio, and greater free cash flow. The AI model is generally updated monthly and typically selects between 60 and 190 equity securities that exhibit strong value characteristics, such as those noted above, and have the greatest potential to achieve income and capital appreciation for inclusion in the Fund. The AI model weights the selected equities based on their overall model scores; however, the AI model limits the weight of any individual company to 6%. The Sub-Adviser oversees the AI model and generally intervenes in limited circumstances to address factors that the Sub-Adviser believes are not incorporated in the AI model, such as responding to corporate actions (e.g., mergers and acquisitions). The Sub-Adviser generally buys and sells equity securities for the Fund on a monthly basis based on the recommendations of the AI model, while also ensuring that the Fund remains in compliance with the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules and regulations.

	Current	New
Sub-Adviser	Mellon Investments Corporation	Voya Investment Management Co., LLC
Principal Risks

The principal risks currently applicable to the Fund are expected to remain applicable to the Fund after the Fund implements the new strategies, except the Fund will no longer be subject to “Dividend Paying Securities Risk,” “Index and Data Risk” and “Non-Correlation Risk.” The Fund is expected to be subject to the following additional principal risks during the transition and after the Fund’s implementation of the new investment strategies:

AI Model Risk. The Fund is actively managed but relies heavily on a proprietary AI model, which in turn is heavily dependent on a variety of inputs, including current and historical data (collectively, “Models and Data”). To the extent the AI model does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. In the alternative, the Fund may not perform as intended and its returns may underperform those of the AI model. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the Models and Data been correct and complete. Errors in the Models and Data, calculations and/or the construction of the AI model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Value Investing Risk. Value stocks, as a group, may be out of favor with the market and underperform growth stocks or the overall equity market. Value investing focuses on companies whose stocks appear undervalued, but value stocks may not realize their perceived intrinsic value for extended periods of time or may never realize their perceived intrinsic value.

Active Management Risk. The Fund is actively managed but relies heavily on a proprietary AI model’s investment processes. There can be no guarantee that the Fund’s strategies or the AI model’s processes will be successful or that the Fund will achieve its investment objective.

Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

The changes described above will not affect the Fund’s management fee or expense ratio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-DOO-1121